FIRST AMENDMENT AGREEMENT
This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 3rd day of February, 2023 among:
(a)    PETIQ HOLDINGS, LLC, a Delaware limited liability company (“Holdings”);

(b)    PETIQ, LLC, an Idaho limited liability company (the “Borrower”);

(c)    the Guarantor Subsidiaries, as defined in the Credit Agreement, as hereinafter defined;

(d)    the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(e)    KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

    WHEREAS, Holdings, the Borrower, the Guarantor Subsidiaries, the Administrative Agent and the Lenders are parties to that certain ABL Credit and Guaranty Agreement, dated as of April 13, 2021 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

    WHEREAS, Holdings, the Borrower, the Guarantor Subsidiaries, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

    WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement (as amended by Exhibit A hereto);

WHEREAS, (a) on the First Amendment Effective Date, each outstanding Loan bearing interest based on the London interbank offered rate for Dollars shall be converted (in consultation with the Borrower) into one or more SOFR Loans, and (b) notwithstanding anything in the Credit Agreement to the contrary, the Borrower shall not be required to pay any breakage fees in connection with such conversion to SOFR Loans; and

    WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Holdings, the Borrower, the Guarantor Subsidiaries, the Administrative Agent and the Lenders agree as follows:

1.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
2.    Closing Deliveries. Concurrently with, or prior to, the execution of this Amendment, the Borrower shall:

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(a)    deliver to the Administrative Agent an executed counterpart of this Amendment from each of Holdings, the Borrower and the Guarantor Subsidiaries; and
(b)    pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Credit Documents to the extent required by Section 10.2 of the Credit Agreement.
3.    Representations and Warranties. Each of Holdings, the Borrower and the Guarantor Subsidiaries hereby represents and warrants to the Administrative Agent and the Lenders that (a) such Person has all requisite power and authority to execute and deliver this Amendment; (b) the execution, delivery and performance by such Person of this Amendment has been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action on the part of such Person; (c) the execution, delivery and performance by such Person of this Amendment does not and will not (i) violate any applicable law, including any order of any Governmental Authority, except to the extent any such violation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (ii) violate the Organizational Documents of such Person or (iii) violate or result (alone or with notice or lapse of time, or both) in a default under any Contractual Obligation of such Person, except to the extent any such violation, default or result, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Credit Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); and (f) this Amendment constitutes the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4.     References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Credit Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Credit Document.

    5.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

    6.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    7.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    8.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflict laws.

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9.    JURY TRIAL WAIVER. HOLDINGS, THE BORROWER, THE GUARANTOR SUBSIDIARIES, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN OR AMONG ANY OF THE FOREGOING, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

PETIQ HOLDINGS, LLC, as Holdings

By: /s/ McCord Christensen
      McCord Christensen
      Chief Executive Officer

GUARANTOR SUBSIDIARIES:

COMMUNITY CLINICS, INC.
COMMUNITY VETERINARY CLINICS, LLC
FIDOPHARM BRANDS, LLC
FIDOPHARM, INC.
LORADOCHEM, INC.
MERIDIAN ANIMAL HEALTH, LLC
PAWSPLUS MANAGEMENT, LLC
PET LOGIC, L.L.C.
PET SERVICES OPERATING, LLC
PETIQ MFG, LLC
PETIQ, LLC
SERGEANT’S PET CARE PRODUCTS, LLC
SPC TRADEMARKS, LLC
TRU PRODIGY, LLC
TRURX LLC
VELCERA, LLC
VIP PETCARE, LLC

By: /s/ McCord Christensen_____________
      McCord Christensen
      Chief Executive Officer
PETIQ, LLC, as the Borrower By: /s/ McCord Christensen_____________ McCord Christensen Chief Executive Officer

Signature Page to
First Amendment Agreement
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KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, the Collateral Agent and as a Lender By: /s/ Katherine Meadows_____________ Name: Katherine Meadows Title: Senior Vice President

Signature Page to
First Amendment Agreement
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THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Anthony Alexander_____________ Name: Anthony Alexander Title: S.V.P.

Signature Page to
First Amendment Agreement
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COMERICA BANK, as a Lender By: /s/ Diana Fanoni_____________ Name: Diana Fanoni Title: Vice President

Signature Page to
First Amendment Agreement
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EXHIBIT A

CREDIT AGREEMENT

See attached.

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